INVESTBIO OPPORTUNITY TRUST
                                500 Fifth Avenue
                                   56th Floor
                            New York, New York 10110

                           INVESTBIO OPPORTUNITY FUND


                        SUPPLEMENT DATED JANUARY 21, 2004
                       TO PROSPECTUS DATED AUGUST 22, 2002

     Effective immediately, the InvestBio Opportunity Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed and that the Fund will discontinue operations on or before January 31, 2004.

     The Fund's Board of Trustees unanimously approved the liquidation and termination of the InvestBio Opportunity Trust (the "Trust") as being in the best interest of the Fund and its shareholders. This Supplement to the Prospectus serves as written notice to the shareholders of the Trust that the Board of Trustees have voted to terminate the Trust.

     Shareholders may continue to redeem their shares during the liquidation process. During the liquidation process the Fund's assets will be held in cash in order to meet expenses and redemption requests. As a result, the Fund's normal exposure to stock investments will be reduced or eliminated prior to the final date of liquidation.

     The Fund expects the liquidation to be finalized on or about January 31, 2004. Shareholders remaining in the Fund on the liquidation date will receive the net asset value per share for all shares they own on the liquidation date. This may be a taxable event for shareholders.

     If you have any questions, please call 1-866-960-7700.


                                                                January 21, 2004